UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

October 7, 2011

NEVADA GOLD & CASINOS, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-15517	88-0142032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Briar Hollow Lane, Suite 500W Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(713) 621-2245
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement

On October 12, 2011, Nevada Gold & Casinos, Inc. (the “Company”) filed Current Report on Form 8-K (the “Original Report”) announcing that on October 7, 2011 (1) the Company and certain of its subsidiaries entered into a Credit Agreement (the “Credit Agreement”) with Wells Fargo Gaming Capital, LLC, a wholly-owned subsidiary of Wells Fargo Bank, N.A., to refinance $11.0 million of the existing debt of the Company and two of its subsidiaries, namely, NG Washington, LLC and NG Washington II Holdings, LLC and (2) the Company entered into amended loan documents (the “Amended Rogers Loan Documents”) with Louise H. Rogers, the Company’s senior lender, pursuant to which the Company retired $2.0 million of the $6.0 million that was due June 30, 2013.

The sole purpose of this Amendment No. 1 to the Original Report is to file complete copies of the Credit Agreement and the Amended Rogers Loan Documents.

Item 9.01.   Financial Statements and Exhibits

(c)	Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:
10.1
Credit Agreement dated October 7, 2011 by and among Wells Fargo Gaming Capital, LLC, in capacity as administrative agent and lender, Nevada Gold & Casinos, Inc., as parent, and NG Washington, LLC, NG Washington II, LLC and NG Washington III, LLC, as borrowers.

10.2
Guaranty and Security Agreement dated October 7, 2011 among Nevada Gold & Casinos, Inc., certain Grantors listed on the signature page and Wells Fargo Gaming Capital, LLC, in capacity as administrative agent.

10.3	Intercompany Subordination Agreement dated October 7, 2011 by and among certain Obligors listed on the signature page in favor of Wells Fargo Gaming Capital, LLC, in capacity as administrative agent.
10.4	Intercreditor Agreement dated October 7, 2011 by and between Wells Fargo Gaming Capital, LLC, in capacity as administrative agent, and Louise H. Rogers.
10.5	Second Amended and Restated Promissory Note dated October 7, 2011 issued by Nevada Gold & Casinos, Inc., as maker, to Louise H. Rogers, as holder/payee.
10.6
Second Amendment to the July 2009 Amended and Restated Security Agreement and Schedule of Collateral dated October 7, 2011 between Nevada Gold & Casinos, Inc., as debtor, and Louise H. Rogers, as secured party.

10.7
Amended Collateral Assignment of Notes, Contractual Rights, Security Interests and Ownership Interests dated October 7, 2011 among Nevada Gold & Casinos, Inc., as maker, Gold Mountain Development, LLC, CGC Holdings, LLC, Colorado Grande Enterprises, Inc. and Nevada Gold BVR, LLC, as additional debtors, and Louise H. Rogers, as secured party.

10.8
Amended Schedule of Collateral, Notes, Security Interests and Ownership Interests dated October 7, 2011 among Nevada Gold & Casinos, Inc., as maker, Gold Mountain Development, LLC, CGC Holdings, LLC, Colorado Grande Enterprises, Inc. and Nevada Gold BVR, LLC, as guarantors, and Louise H. Rogers, as holder/payee.

99.1*	Press Release dated October 10, 2011.

* Furnished with the Original Report.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

NEVADA GOLD & CASINOS, INC.

Date: October 28, 2011	By:	/s/ James J. Kohn
James J. Kohn
Executive Vice President and CFO

INDEX TO EXHIBITS

Item	Exhibit
10.1
Credit Agreement dated October 7, 2011 by and among Wells Fargo Gaming Capital, LLC, in capacity as administrative agent and lender, Nevada Gold & Casinos, Inc., as parent, and NG Washington, LLC, NG Washington II, LLC and NG Washington III, LLC, as borrowers.

10.2
Guaranty and Security Agreement dated October 7, 2011 among Nevada Gold & Casinos, Inc., certain Grantors listed on the signature page and Wells Fargo Gaming Capital, LLC, in capacity as administrative agent.

10.3	Intercompany Subordination Agreement dated October 7, 2011 by and among certain Obligors listed on the signature page in favor of Wells Fargo Gaming Capital, LLC, in capacity as administrative agent.
10.4	Intercreditor Agreement dated October 7, 2011 by and between Wells Fargo Gaming Capital, LLC, in capacity as administrative agent, and Louise H. Rogers.
10.5	Second Amended and Restated Promissory Note dated October 7, 2011 issued by Nevada Gold & Casinos, Inc., as maker, to Louise H. Rogers, as holder/payee.
10.6
Second Amendment to the July 2009 Amended and Restated Security Agreement and Schedule of Collateral dated October 7, 2011 between Nevada Gold & Casinos, Inc., as debtor, and Louise H. Rogers, as secured party.

10.7
Amended Collateral Assignment of Notes, Contractual Rights, Security Interests and Ownership Interests dated October 7, 2011 among Nevada Gold & Casinos, Inc., as maker, Gold Mountain Development, LLC, CGC Holdings, LLC, Colorado Grande Enterprises, Inc. and Nevada Gold BVR, LLC, as additional debtors, and Louise H. Rogers, as secured party.

10.8
Amended Schedule of Collateral, Notes, Security Interests and Ownership Interests dated October 7, 2011 among Nevada Gold & Casinos, Inc., as maker, Gold Mountain Development, LLC, CGC Holdings, LLC, Colorado Grande Enterprises, Inc. and Nevada Gold BVR, LLC, as guarantors, and Louise H. Rogers, as holder/payee.

99.1*	Press Release dated October 10, 2011.

* Furnished with the Original Report.